                                                                   EXHIBIT 10.29

                               SECOND AMENDMENT

          SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of April 16, 1999, among DOMINO'S INC. ("Company"), BLUEFENCE, INC. ("Subsidiary Borrower" and, together with Company, each, a "Borrower" and, collectively, "Borrowers"), TISM, INC. ("Holdings"), J.P. MORGAN SECURITIES INC., as arranger (in such capacity, "Arranger"), THE FINANCIAL INSTITUTIONS party to the Credit Agreement referred to below (each individually referred to therein as a "Lender" and collectively as "Lenders"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK ("Morgan Guaranty"), as administrative agent for Lenders (in such capacity, "Administrative Agent"), NBD BANK ("NBD Bank"), as syndication agent (in such capacity, "Syndication Agent"), and COMERICA BANK ("COMERICA"), as documentation agent (in such capacity, "Documentation Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement (as defined below).

                              W I T N E S S E T H
                              - - - - - - - - - -
          WHEREAS, Borrowers, Holdings, the Arranger, Lenders, the Administrative Agent, the Syndication Agent and the Documentation Agent are party to a Credit Agreement, dated as of December 21, 1998 (as amended, the "Credit Agreement");

          WHEREAS, DP Transitory Corporation, a Delaware corporation, owns shares of Holdings Common Stock and Cumulative Preferred Stock (collectively, "DP Transitory Stock");

          WHEREAS, Holdings desires to repurchase from DP Transitory Corporation, DP Transitory Stock in an aggregate amount not to exceed $6,000,000 in order to implement an employee stock purchase plan;

          WHEREAS, immediately upon the repurchase of such DP Transitory Stock, Holdings desires to sell such stock for cash consideration at least equal to the repurchase price to managers and employees of Holdings and its Subsidiaries;

          WHEREAS, Holdings and its Subsidiaries desire to amend certain of the financial reporting requirements in the Credit Agreement; and

          WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto agree as follows;

          NOW, THEREFORE, it is agreed:

          1. Subsection 1.1 of the Credit Agreement is hereby amended by inserting the following new definition of "DP Transitory Stock" in the appropriate alphabetical order:

          "DP Transitory Stock" means all Holdings Common Stock or Cumulative Preferred Stock acquired by DP Transitory Corporation on the Closing Date."

          2. Subsection 1.1 of the Credit Agreement is hereby further amended by inserting in the definition of "Excess Proceeds Amount", the parenthetical "(other than Net Equity Proceeds of DP Transitory Stock acquired by Holdings and sold in a substantially contemporaneous transaction to employees and managers of Holdings and its Subsidiaries)" after the text "of any Net Equity Proceeds" appearing in clause (b) of such definition.

          3. Subsection 2.4(B)(iii)(d) of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing before clause (B) in the second parenthetical therein, and inserting "," in lieu thereof, and (ii) inserting at the end of clause (B) the following new clause (C):

          ", and (C) Net Equity Proceeds received from the sale of DP Transitory Stock to managers and employees of Holdings and its Subsidiaries"

          4. Subsection 6.1 of the Credit Agreement is hereby amended by inserting in the first paragraph therein the text "and/or the Company, as the case may be", after the word "Holdings" appearing in the second sentence therein.

          5. Subsection 6.1(i) of the Credit Agreement is hereby amended by deleting the word "Holdings" in each place where it appears therein and inserting in lieu thereof, the words "the Company".

          6.   Subsection 6.1(ii) of the Credit Agreement is hereby amended by
(i) deleting the word "Holdings" appearing in clause (a) and inserting in lieu thereof, the words "the Company", (ii) relettering clause (b) as clause (c),
(iii) inserting at the end of clause (a) the following new clause (b):

          "(b) the consolidating balance sheet, statements of income and cash flows consolidating the financial statements of Holdings with the consolidated financial statements of the Company and its Subsidiaries, and the related consolidated statement of stockholders' equity of Holdings and its Subsidiaries for the period from the beginning of the then current fiscal year to the end of such Accounting Quarter,"

          7. Subsection 6.1(iii) is hereby amended by inserting the parenthetical "(or, in the case of the report described in clause (c) in respect of Fiscal Year 1998, no later than June 30, 1999)" after the text "after the end of each Fiscal Year" appearing before clause (a) of such subsection.

          8. Subsection 6.1(vi) is hereby amended by inserting the text "commencing with such financial statements delivered in respect of Fiscal Year 1999" after the text "pursuant to subdivision (iii) above," appearing before clause (a) of such subsection.

          9. Subsection 7.5 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing immediately before clause (xvi), and (ii) inserting at the end of clause (xvi) the following new clause (xvii):

          "and (xvii) so long as no Event of Default is then in existence or would result therefrom, Holdings may repurchase DP Transitory Stock from DP Transitory Corporation, provided that (i) the aggregate
                                          --------
          repurchase price does not exceed $6,000,000 and (ii) the repurchase of DP Transitory Stock is contemporaneous with the sale of such stock to employees and managers of Holdings for consideration no less than the repurchase price thereof;"

          10. In order to induce the Lenders to enter into this Amendment, each Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Second Amendment Effective Date (as defined below), both before and after giving effect to this Amendment and (ii) on the Second Amendment Effective Date, both before and after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects.

          11. This Amendment shall become effective on the date (the "Second Amendment Effective Date") when each Borrower and the Requisite Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its notice address.

          12. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.

          13. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with each Borrower and the Administrative Agent.

          14. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                     * * *

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date hereof.

                               TISM, INC.


                               By: /s/ Harry J. Silverman
                                  -----------------------
                                  Title: Executive Vice President & CFO


                               DOMINO'S, INC.


                               By: /s/ Harry J. Silverman
                                  -----------------------
                                  Title: Executive Vice President & CFO


                               BLUEFENCE, INC.


                               By: /s/ Harry J. Silverman
                                  -----------------------
                                  Title: Executive Vice President & CFO


                               MORGAN GUARANTY TRUST COMPANY OF NEW YORK, individually and as Administrative Agent


                               By: /s/
                                  --------------------------------
                                  Title:

                               COMERICA BANK, individually and as
                               Documentation Agent


                               By: /s/
                                  --------------------------------
                                  Title:

                               NBD BANK, individually and as Syndication Agent


                               By: /s/
                                  --------------------------------
                                  Title:


                               THE BANK OF NOVA SCOTIA


                               By: /s/
                                  --------------------------------
                                  Title:


                               CREDIT LYONNAIS NEW YORK BRANCH


                               By: /s/
                                  --------------------------------
                                  Title:


                               MICHIGAN NATIONAL BANK


                               By: /s/
                                  --------------------------------
                                  Title:


                               COMPAGNIE FINANCIERE de CIC et de l'UNION
                               EUROPEENNE


                               By: /s/
                                  --------------------------------
                                  Title:


                               CITY NATIONAL BANK


                               By: /s/
                                  --------------------------------
                                  Title:

                               SANKATY HIGH YIELD ASSET PARTNERS, L.P.


                               By: /s/
                                  --------------------------------
                                  Title:


                               OSPREY INVESTMENTS PORTFOLIO

                               By: Citibank, N.A., as Manager


                               By: /s/
                                  --------------------------------
                                  Title:


                               KZH CNC LLC


                               By: /s/
                                  --------------------------------
                                  Title:


                               FLEET NATIONAL BANK


                               By: /s/
                                  --------------------------------
                                  Title:



                               KZH ING - 1 LLC


                               By: /s/
                                  --------------------------------
                                  Title:


                               KZH ING - 2 LLC


                               By: /s/
                                  --------------------------------
                                  Title:

                               KZH ING - 3 LLC


                               By: /s/
                                  --------------------------------
                                  Title:


                               ARCHIMEDES FUNDING, L.L.C.,


                               By: ING Capital Advisors, Inc.,
                                   as Collateral Manager


                               By: /s/
                                  --------------------------------
                                  Title:


                               ARCHIMEDES FUNDING II, LTD


                               By: ING Capital Advisors, Inc.,
                                   as Collateral Manager


                               By: /s/
                                  --------------------------------
                                  Title:


                               SENIOR DEBT PORTFOLIO


                               By: Boston Management and Research
                                   as Investment Advisor


                               By: /s/
                                  --------------------------------
                                  Title:


                               EATON VANCE SENIOR INCOME TRUST


                               By: Eaton Vance Management
                                   as Investment Advisor


                               By: /s/
                                  --------------------------------
                                  Title:

                               OXFORD STRATEGIC INCOME FUND


                               By: Eaton Vance Management
                                   as Investment Advisor

                               By: /s/
                                  --------------------------------
                                  Title:


                               OAK HILL SECURITIES FUND, L.P.


                               By: Oak Hill Securities GenPar, L.P.

                               By: Oak Hill Securities MGP, Inc.,
                                   its General Partner


                               By: /s/
                                  --------------------------------
                                  Title:


                               VAN KAMPEN PRIME RATE INCOME TRUST


                               By: /s/
                                  --------------------------------
                                  Title:


                               VAN KAMPEN SENIOR FLOATING RATE FUND


                               By: /s/
                                  --------------------------------
                                  Title:


                               VAN KAMPEN SENIOR INCOME TRUST


                               By: /s/
                                  --------------------------------
                                  Title:

                               INDOSUEZ CAPITAL FUNDING IIA, LIMITED


                               Indosuez Capital as Portfolio Advisor


                               By: /s/
                                  --------------------------------
                                  Title:



                               INDOSUEZ CAPITAL FUNDING IV, L.P.


                               Indosuez Capital as Portfolio Advisor


                               By: /s/
                                  --------------------------------
                                  Title:


                               TEACHERS' RETIREMENT SYSTEM OF LOUISIANA


                               By:  MacKay-Shields Financial Corporation
                               Its: Investment Advisor


                               By: /s/
                                  --------------------------------
                                  Title:


                               MAINSTAY VP SERIES FUND, INC., ON BEHALF
                               OF ITS HIGH YIELD CORPORATE BOND PORTFOLIO

                               By:  MacKay-Shields Financial Corporation
                               Its: Investment Advisor


                               By: /s/
                                  --------------------------------
                                  Title:

                               THE 1199 HEALTHCARE EMPLOYEES PENSION FUND

                               By:  MacKay-Shields Financial Corporation
                               Its: Investment Advisor


                               By:  /s/
                                  --------------------------------
                                  Title:


                               THE BROWN AND WILLIAMSON MASTER RETIREMENT
                               TRUST

                               By:  Mackay-Shields Financial Corporation
                               Its: Investment Advisor


                               By:  /s/
                                  --------------------------------
                                  Title:



                               POLICE OFFICERS PENSION SYSTEM OF THE CITY
                               OF HOUSTON

                               By:  MacKay-Shields Financial Corporation
                               Its: Investment Advisor


                               By:  /s/
                                  --------------------------------
                                  Title:


                               THE MAINSTAY FUNDS, ON BEHALF OF ITS
                               STRATEGIC VALUE FUND SERIES

                               By:  MacKay-Shields Financial Corporation
                               Its: Investment Advisor


                               By:  /s/
                                  --------------------------------
                                  Title:

                               THE MAINSTAY FUNDS, ON BEHALF OF ITS
                               STRATEGIC INCOME FUND SERIES

                               By:  MacKay-Shields Financial Corporation
                               Its: Investment Advisor


                               By:  /s/
                                  --------------------------------
                                  Title:


                               THE MAINSTAY FUNDS, ON BEHALF OF ITS HIGH
                               YIELD CORPORATE BOND FUND SERIES

                               By:  MacKay-Shields Financial Corporation
                               Its: Investment Advisor


                               By:  /s/
                                  --------------------------------
                                  Title:


                               Mellon Bank N.A. solely in its capacity as Trustee for the Employees Retirement Fund of the City of Fort Forth as directed by MacKay-Shields Financial Corporation, and not in its individual capacity.


                               By:  /s/
                                  --------------------------------
                                  Title:


                               THE BANK OF NEW YORK


                               By:  /s/
                                  --------------------------------
                                  Title:

                               CREDIT AGRICOLE INDOSUEZ


                               By:  /s/
                                  --------------------------------
                                  Title:


                               MERRILL LYNCH PRIME RATE PORTFOLIO


                               By:  /s/
                                  --------------------------------
                                  Title:


                               TCW LEVERAGED INCOME TRUST


                               By:  /s/
                                  --------------------------------
                                  Title:



                               TCW LEVERAGED INCOME TRUST II


                               By:  /s/
                                  --------------------------------
                                  Title:


                               WELLS FARGO N.A.


                               By:  /s/
                                  --------------------------------
                                  Title: